united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 8/31

Date of reporting period: 8/31/18

Item 1. Reports to Stockholders.

Hundredfold Select Alternative Fund
ANNUAL REPORT
August 31, 2018

Service Class (SFHYX)
Investor Class (HFSAX)

1-855-582-8006

www.HundredfoldSelect.com

Distributed by Ceros Financial Services, Inc.

October 19, 2018

Dear Shareholders:

This Annual report for the Hundredfold Select Alternative Fund (HFSAX Investor Class and SFHYX Service Class) covers the period from September 1, 2017 – August 31, 2018.

The Hundredfold Select Alternative Fund Investor Class Shares produced a return of +4.94%, for the period, while the Bloomberg Barclays Aggregate Bond Index was down -1.05%. The Standard & Poor’s 500 Total Return Index increased by +19.66% for the year. The Hundredfold Select Alternative Fund Service Class Shares reported a return of +4.03% for the period.

The Fund invests in a variety of diverse strategies based on market conditions using combinations of stocks, bonds, and alternatives, with the aim of bringing steady uncorrelated returns together in one place for consistency and reduced risk. Alternative strategies may include commodities, such as oil and gold, as well as securities which act inversely to high yield bonds and equity sectors.

Following a sharp sell-off and high volatility in February, the markets continued to be choppy in March. Equity markets were lower, while U.S. Treasuries and investment-grade corporate bonds rose as investors sought relative safety. High-yield bonds often trend with the equity market, but in March were resilient, but unable to move higher. Floating rate/bank loans maintained positive macro trends. Other than a few tactical trades in the high-yield space and in Treasuries, fixed income exposure changes in the Fund were muted during the month. Bond markets saw heightened volatility in April. U.S. Treasuries and investment-grade corporate bonds had shown signs of a modest rebound in March, but declined during April to test the February lows. The Sub-advisor re-established investments in high-yield bonds, but partially hedged them late in the month. Equities play a minor role in the Fund, but tactical trades were frequent as the market volatility in March and April provided numerous opportunities.

In May, low unemployment and improved consumer spending supported the premise of growing inflationary pressures. Yields touched multi-month highs, but eased later in the month. The prices of most bond classes continued to fluctuate, lacking discernable trends. Corporate high yield bonds can perform well during a strengthening economy but the asset class lost momentum, and the Fund reduced its investments in this class. Macro tends remained positive for floating rate/bank loans but a loss in momentum warranted a moderate exposure decrease within that class. The Sub-advisor increased portfolio investments in high-yield municipal bonds and the U.S. dollar as well as in small- and mid-cap equities.

By June, corporate earnings growth was brisk and economic expansion accelerating in most categories. However, risk-on, economically sensitive equity and fixed income areas slipped in the second half of the month as trade war rhetoric increased in intensity. High yield tactical positions were added early in the month, but were reduced as the asset class failed to get traction and lost momentum. Positions were established in convertible bonds. Volatility increased within the commodity markets as oil pushed higher, and precious metals moved lower. The Sub-advisor engaged in tactical trading in futures on these commodities. It also made minor adjustments to the Fund’s equity holdings, rotating to some degree from small-caps to mid-caps. The Sub-advisor added high-yield tactical positions to the Fund early in July and increased the Fund’s floating rate investments. Higher rated bonds lost ground which warranted a reduction in these investments, partially through hedging techniques. Volatility increased within the commodity markets as oil pulled back from year-to-date highs and precious metals moved lower, which the Sub-advisor sought to take advantage of through tactical trades.

Market participants appeared to have been divided into two factions during August. Some were focused on economic and corporate health, and others on political headlines. Risk-on assets such as equities and high-yield fixed income were bid up as investors cheered the ongoing strength in the U.S. economy and strong corporate profits. Other investors took a risk-off approach and bid up Treasuries and investment grade corporate bonds as the media reported on President Trump’s unconventional leadership style. The market tends to reward either risk-on or risk-off but that was not the case in August, as both were rewarded. Within the Fund, exposure remained steady to high-yield and floating rate as these products maintained their uptrends. Small positions were added in structured credit in addition to tactical trades in foreign bonds. Exposure also increased to equities, but this tends to be tactical in nature. Volatility within the commodity markets allowed for opportunistic trades, long and short, as oil experienced a rebound after the July pullback, and precious metals attempted to find footing within established downtrends. The Fund ended the period with total exposure of 203% versus 191% a year earlier. High yield bond exposure amounted to 33% compared with 40% at the end of August 2017; alternative/other bond investments equaled 128% versus 136% at the end of the previous period, and the equity positions amounted to 42% compared with 15% at the end of August 2017.

We thank you for your investment in the Hundredfold Select Fund.

Please visit the website http://www.hundredfoldselect.com at any time for information on the Fund.

Hundredfold Advisors, LLC	Advisors Preferred, LLC
Sub-advisor to the Fund	Advisor to the Fund

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures* for the periods ending August 31, 2018, compared to its benchmarks:

				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	September 1, 2004	October 24, 2012
Hundredfold Select Alternative Fund - Service Class	4.03%	4.89%	7.37%	5.63%	N/A
Hundredfold Select Alternative Fund - Investor Class	4.94%	5.84%	N/A	N/A	5.70%
Bloomberg Barclays U.S Aggregate Bond Index **	-1.05%	2.49%	3.70%	3.85%	1.67%
S&P 500 Total Return Index ***	19.66%	14.52%	10.86%	9.38%	15.54%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 2.84% for the Service Class and 1.94% for the Investor Class per the December 29, 2017, prospectus. For performance information current to the most recent month-end, please call 1-855-582-8006.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Top Holdings *	% of Net Assets
Short-Term Investments	42.1%
Mutual Funds:
Debt Funds	37.8%
Equity Funds	0.0%
Other Assets Less Liabilities	20.1%
Total	100.0%

*  The Top Holdings detailed does not include derivative exposure.

Please refer to the Consolidated Schedule of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

Hundredfold Select Alternative Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
August 31, 2018

Shares		Fair Value
	MUTUAL FUNDS -37.8%
	DEBT FUNDS - 37.8%
281,820	AlphaCentric Income Opportunities Fund - Class I	$3,497,392
487,676	Deer Park Total Return Credit Fund - Class I	5,544,877
489,076	Eaton Vance Floating-Rate Advantaged Fund - Class I	5,360,273
172,292	Virtus KAR Small-Cap Growth Fund - Institutional Class *	6,090,536
	TOTAL MUTUAL FUNDS (Cost - $19,690,219)	20,493,078

	EXCHANGE TRADED FUND - 0.0%
	EQUITY FUNDS - 0.0%
100	iShares JP Morgan USD Emerging Markets Bond ETF (Cost - $10,702)	10,610

	SHORT-TERM INVESTMENTS - 42.1%
	MONEY MARKET FUND - 42.1%
11,203,675	Fidelity Institutional Money Market Funds - Money Market Portfolio - Institutional Class - 1.82% (a)	11,203,675
11,203,675	First American Government Obligations Fund - Money Market Portfolio - Class Z - 1.80% (a)	11,203,675
386,658	First American Government Obligations Fund - Money Market Portfolio - Class X - 1.84% (a) +	386,658
	TOTAL SHORT-TERM INVESTMENTS (Cost - $22,794,009)	22,794,008

	TOTAL INVESTMENTS - 79.9% (Cost - $42,494,930)	$43,297,696
	ASSETS IN EXCESS OF LIABILITIES- 20.1%	10,919,664
	NET ASSETS - 100.0%	$54,217,360

(a)	Variable rate security; the rate shown represents the seven day effective yield at August 31, 2018.

*	Non-income producing security.

FUTURES CONTRACTS

					Unrealized
			Notional Value at		Appreciation /
Number of Contracts	Open Long Future Contracts	Counterparty	August 31, 2018	Expiration	(Depreciation)
33	Gold 100 Oz Future +	ADM Investor Services	$3,982,110	December-18	$(15,200)
78	MSCI Emerging Market Future	ADM Investor Services	4,114,110	September-18	21,705
35	NASDAQ 100 E-Mini Future	ADM Investor Services	5,362,875	September-18	(2,225)
56	S&P Mid 400 E-Mini Future	ADM Investor Services	11,455,360	September-18	224,564
59	WTI Crude Future +	ADM Investor Services	4,118,200	October-18	70,540
	TOTAL LONG FUTURES CONTRACTS				$299,384

LONG EQUITY SWAPS CONTRACTS

		Notional Value				Unrealized
	Number of	at August 31,		Termination		Appreciation
Reference Entity	Shares	2018	Interest Rate Payable **	Date	Counterparty	(Depreciation)
AlphaCentric Income Opportunities Fund; Institutional Class	516,393	$6,408,443	3-Mth USD_LIBOR plus 215 bps	10/18/2018	Credit Suisse	$(105,761)
AlphaCentric Income Opportunities Fund; Institutional Class	301,058	3,736,127	3-Mth USD_LIBOR plus 215 bps	11/5/2018	Credit Suisse	(85,191)
Lord Abbett Floating Rate Fund; Institutional Class	721,602	6,602,661	3-Mth USD_LIBOR plus 100 bps	9/23/2019	Barclays	8,901
PIMCO High Yield Municipal Bond; Institutional Class	587,646	5,353,455	3-Mth USD_LIBOR plus 125 bps	12/29/2020	Barclays	3,822
PIMCO High Yield Municipal Bond; Institutional Class	532,384	4,850,018	3-Mth USD_LIBOR plus 125 bps	12/29/2020	Barclays	(1,002)
Semper MBS Total Return Institutional	888,469	9,453,310	3-Mth USD_LIBOR plus 125 bps	1/3/2020	Barclays	(42,734)
Semper MBS Total Return Institutional	608,614	6,475,653	3-Mth USD_LIBOR plus 125 bps	6/26/2020	Barclays	(28,258)
Totals						$(250,223)

OPEN CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION SOLD: (CENTRALLY CLEARED) (1)

				Implied Credit			Amortized
			Fixed Deal	(2) Spread at	Notional Value at (3)		Upfront	Unrealized
Reference Entity	Counter Party	Termination Date	(Pay) Rate	08/31/2018	August 31, 2018	Fair Value	Payments Paid	Appreciation
CDX HY 3 0 Year Index	Credit Suisse	7/12/2023	5.00%	19.20%	$17,500,000	$1,386,961	$1,106,622	$280,339

+	All or portion of this investment is a holding of the Hundredfold Select Alternative Fund Limited (HFSA Fund Limited).

**	Interest rate is based upon current notional amounts, which may be a multiple of the number of shares plus a specified spread.

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period and will serve as an indicator of the payment/ performance risk and represent the likelihood of risk default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a great likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the market CDX High Yield 30 year index.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
August 31, 2018

Assets:
Investment securities:
At cost	$42,494,930
At value	$43,297,696
Deposits with brokers for futures	3,393,866
Deposits for swaps	3,800,000
Net upfront payments on credit default swaps	1,106,622
Net unrealized appreciation on futures	299,384
Unrealized appreciation on swap contracts	293,062
Receivable:
Securities sold	2,692,935
Dividends and Interest	31,211
Total Assets	54,914,776

Liabilities:
Due to broker - variation margin on swaps	333,974
Unrealized depreciation on swaps	262,946
Payables:
Fund shares redeemed	5,275
Investment advisory fees	47,892
Distributions (12b-1) fees - Service Class	34,338
Related parties	11,634
Shareholder servicing fees - Investor Class	1,357
Total Liabilities	697,416

Net Assets	$54,217,360

Net Assets Consist of:
Paid in Capital	$52,151,965
Accumulated undistributed net investment income	59,271
Accumulated net realized gain from investments, futures and swaps	873,858
Net unrealized appreciation on:
Investments	802,766
Futures	299,384
Swaps	30,116
Net Assets	$54,217,360

Net Asset Value Per Share Service Class Shares:
Net Assets	$40,191,763
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,838,292
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$21.86

Investor Class Shares:
Net Assets	$14,025,597
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	612,873
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$22.88

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended August 31, 2018

Investment Income:
Dividend income	$769,739
Interest income	325,682
Total Investment Income	1,095,421

Expenses:
Investment advisory fees	554,596
Distribution (12b-1) fees - Service Class	397,454
Operating services fees	249,568
Shareholder servicing fees - Investor Class	15,714
Net Operating Expenses	1,217,332

Net Investment Loss	(121,911)

Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps
Net realized gain from:
Investments	622,443
Futures	1,025,024
Swaps	757,997
2,405,464
Net change in unrealized appreciation (depreciation) on:
Investments	(336,824)
Futures	282,049
Swaps	(42,084)
(96,859)

Net Realized and Unrealized Gain on Investments, Futures and Swaps	2,308,605

Net Increase in Net Assets Resulting From Operations	$2,186,694

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2018	August 31, 2017
	(Consolidated)
Operations:
Net investment income (loss)	$(121,911)	$622,961
Net realized gain from investments, futures and swaps	2,405,464	5,598,776
Net change in unrealized appreciation (depreciation) on investments, futures and swaps	(96,859)	(793,785)
Net Increase in Net Assets Resulting From Operations	2,186,694	5,427,952

Distributions to Shareholders from:
Net investment income:
Service Class	(946,701)	(1,300,226)
Investor Class	(452,114)	(1,393,472)
Net realized gains:
Service Class	(2,685,770)	(755,226)
Investor Class	(915,441)	(559,471)
Total Distributions to Shareholders	(5,000,026)	(4,008,395)

Capital share transactions:
Proceeds from shares sold:
Service Class	9,384,368	5,562,987
Investor Class	12,420,564	7,300,382
Net asset value of shares issued in reinvestment of distributions:
Service Class	3,387,259	1,887,473
Investor Class	728,278	287,974
Payments for shares redeemed
Service Class	(9,892,010)	(7,626,343)
Investor Class	(11,172,744)	(26,817,859)
Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest	4,855,715	(19,405,386)

Total Increase (Decrease) in Net Assets	2,042,383	(17,985,829)

Net Assets:
Beginning of Year	52,174,977	70,160,806
End of Year*	$54,217,360	$52,174,977

* Includes accumulated undistributed net investment income	$59,271	$1,405,830

Share Activity
Service Class:
Shares Sold	427,815	243,601
Shares issued in reinvestment of Distributions	154,859	85,895
Shares Redeemed	(447,817)	(337,798)
Net Increase (decrease) in Shares of Beneficial Interest Outstanding	134,857	(8,302)

Share Activity
Investor Class:
Shares Sold	537,376	308,186
Shares issued in reinvestment of Distributions	31,841	12,515
Shares Redeemed	(488,822)	(1,130,697)
Net increase (decrease) in Shares of Beneficial Interest Outstanding	80,395	(809,996)

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Service Class
	Year Ended August 31,
	2018	2017		2016		2015	2014
	(Consolidated)
Net asset value, beginning of year	$23.10	$22.50		$21.58		$23.62	$23.38
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.10)	0.14		0.00		0.01	0.07
Net realized and unrealized gain (loss) on investments	0.99	1.69		1.07		(0.08)	1.65
Total from investment operations	0.89	1.83		1.07		(0.07)	1.72
Less distributions from:
Net investment income	(0.53)	(0.78)		(0.05)		—	(0.58)
Net realized gains	(1.60)	(0.45)		(0.10)		(1.97)	(0.90)
Total distributions	(2.13)	(1.23)		(0.15)		(1.97)	(1.48)
Net asset value, end of year	$21.86	$23.10		$22.50		$21.58	$23.62
Total return (2)	4.03%	8.49	% (3)	5.00	% (3)	(0.22)%	7.57	% (3)
Net assets, at end of year (000s)	$40,192	$39,349		$38,520		$47,492	$84,785
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (4)	2.45%	2.45%		2.45%		2.45%	2.44%
Ratio of net investment income (loss) to average net assets (4,5)	(0.47)%	0.60%		0.01%		0.04%	0.31%
Portfolio Turnover Rate (6)	505%	419%		358%		418%	367%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Investor Class
	Year Ended August 31,
	2018	2017		2016		2015	2014
	(Consolidated)
Net asset value, beginning of year	$24.09	$23.57		$22.65		$24.49	$23.45
Income (loss) from investment operations:
Net investment income (1)	0.09	0.36		0.17		0.19	0.28
Net realized and unrealized gain (loss) on investments	1.04	1.76		1.16		(0.06)	1.69
Total from investment operations	1.13	2.12		1.33		0.13	1.97
Less distributions from:
Net investment income	(0.74)	(1.15)		(0.31)		—	(0.03)
Net realized gains	(1.60)	(0.45)		(0.10)		(1.97)	(0.90)
Total distributions	(2.34)	(1.60)		(0.41)		(1.97)	(0.93)
Net asset value, end of year	$22.88	$24.09		$23.57		$22.65	$24.49
Total return (2)	4.94%	9.48	% (3)	5.98	% (3)	0.65%	8.55	% (3)
Net assets, at end of year (000s)	$14,026	$12,826		$31,641		$28,704	$30,081
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (4)	1.55%	1.55%		1.55%		1.55%	1.54%
Ratio of net investment income to average net assets (4,5)	0.40%	1.52%		0.73%		0.82%	1.16%
Portfolio Turnover Rate (6)	505%	419%		358%		418%	367%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2018

1.	ORGANIZATION

The Hundredfold Select Alternative Fund (the “Fund”) is a non-diversified series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Service Class Shares and Investor Class Shares with commencement of operations on September 1, 2004 and October 24, 2012, respectively.

Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and shareholding servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis, by investing primarily in any combination of equity and fixed-income securities based on market conditions, trends and expectations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit default swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation consultant at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

b) Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2018

pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2018

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$20,493,078	$—	$—	$20,493,078
Exchange Traded Funds	10,610	—	—	10,610
Short-Term Investments	22,794,008	—	—	22,794,008
Total Investments	$43,297,696	$—	$—	$43,297,696
Derivatives
Future Contracts	$316,809	$—	$—	$316,809
Swap Contracts	—	293,062	—	293,062
Total Derivatives	$316,809	$293,062	$—	$609,871
Total Assets	$43,614,505	$293,062	$—	$43,907,567
Liabilities
Derivatives
Future Contracts	$17,425	$—	$—	$17,425
Swap Contracts	—	262,946	—	262,946
Total	$17,425	$262,946	$—	$280,371

The Fund did not hold any Level 3 securities during the current year ended.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting year.

*	Refer to the Schedule of Investments for classification by asset class.

Consolidation of Subsidiaries – HFSA Fund Limited

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Hundredfold Select Alternative Fund include the accounts of HFSA Fund Limited, a wholly owned and controlled subsidiary. HFSA Fund Limited is a closed-end fund incorporated as an exempted company under the companies’ law of the Cayman Islands on June 19, 2018 and is a controlled foreign corporation for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The Hundredfold Select Alternative Fund may invest up to 5% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	August 31, 2018	August 31, 2018
HFSA Fund Limited	6/19/2018	$ 793,155	1.5%

c) Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund has been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2018

invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if each Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with cash and certain securities, if indicated on the Consolidated Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

d) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2018

of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designates all cash, cash equivalents and liquid securities as collateral for futures contracts and options on futures contracts.

f) Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

g) Security Transactions and Related Income – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Upfront payments on Credit Default Swaps are amortized over the life of the contract.

h) Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

i) Federal Income Taxes – The Fund continues to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax. No provision for federal income taxes has been made.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended August 31, 2015 to August 31, 2017, or expected to be taken in the Fund’s August 31, 2018 year-end tax return.

j) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income on ex-date and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

k) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended August 31, 2018, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) amounted to $90,140,483 and $103,260,131, respectively.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. For the year ended August 31, 2018, the Fund invested in futures and swaps contracts.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2018

At August 31, 2018, the fair value of derivatives instruments was as follows:

	Asset/Liability derivatives
	Foreign exchange risk	Equity risk	Credit risk	Commodity risk	Total

Swap Contracts[1]	$—	$—	$30,116	$—	$30,116
Futures[2]	—	244,044	—	55,340	299,384
Total	$—	$244,044	$30,116	$55,340	$329,500

1.	Consolidated Statement of Assets and Liabilities location: Unrealized appreciation and depreciation on swaps.

2.	Consolidated Statement of Assets and Liabilities location: Net unrealized appreciation on futures.

	Currency risk	Equity risk	Credit risk	Commodity risk	Interest Risk	Total
Realized gain (loss)[3]
Futures contracts	$22,108	$1,087,333	$—	$(186,743)	$102,326	$1,025,024
Swap contracts	—	—	711,515	46,482	—	757,997
Total realized gain (loss)	$22,108	$1,087,333	$711,515	$(140,261)		$1,783,021
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$—	$196,497	$—	$85,552	$—	$282,049
Swap contracts	—	—	(42,084)	—	—	(42,084)
Total change in unrealized appreciation (depreciation)	$—	$196,497	$(42,084)	$85,552		$239,965

3.	Consolidated Statement of Operations location: Net realized gain (loss) on futures and swaps.

4.	Consolidated Statement of Operations location: Net Change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of August 31, 2018 as disclosed in the Consolidated Schedule of Investments and the amounts of realized gain (loss) and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS AND LIABILITIES

The Fund’s policy is to recognize a net asset or liability equal to the unrealized gain/ (loss) for futures and gross asset or liability equal to unrealized gain/(loss) for swaps contracts. During the year ended August 31, 2018, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at August 31, 2018.

				Gross Amounts Not Offset in the
		Gross Amounts	Net Amounts of	Consolidated Statement of Assets &
Assets:		Offset in the	Assets Presented in	Liabilities
		Consolidated	the Consolidated
	Gross Amounts of	Statement of Assets	Statement of Assets &	Financial	Cash Collateral
	Recognized Assets	& Liabilities	Liabilities	Instruments	Received (1)	Net Amount
Swaps Contracts - OTC	$12,723	$—	$12,723	$(12,723)	$—	$—
Futures Contracts	$316,809	$(17,425)	$299,384	$—	$—	$299,384
Total	$329,532	$(17,425)	$312,107	$(12,723)	$—	$299,384

		Gross Amounts	Net Amounts of	Gross Amounts Not Offset in the
		Offset in the	Liabilities Presented	Consolidated Statement of Assets &
Liabilities:	Gross Amounts of	Consolidated	in the Consolidated	Liabilities
	Recognized	Statement of Assets	Statement of Assets &	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Liabilities	Instruments	Pledged (1)	Net Amount
Swaps Contracts - OTC	$(262,946)	$—	$(262,946)	$12,723	$250,223	$—
Futures Contracts	$(17,425)	$17,425	$—	$—	$—	$—
Total	$(280,371)	$17,425	$(262,946)	$12,723	$250,223	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include any additional collateral pledged.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2018

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes including futures and swaps, and its respective gross unrealized appreciation and depreciation at August 31, 2018, were as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$43,841,684	$1,085,242	$(193,108)	$892,134

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2018	August 31, 2017
Ordinary Income	$4,020,076	$4,008,395
Long-Term Capital Gain	979,950	—
Return of Capital	—	—
	$5,000,026	$4,008,395

As of August 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$1,117,921	$—	$—	$55,340	$892,134	$2,065,395

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the mark-to-market on open futures and swap contracts, adjustments for the wholly owned subsidiary and the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, the reclass of Fund distributions, and adjustments for swaps and the wholly owned subsidiary, resulted in reclassifications for the Fund for the year ended August 31, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(262,982)	$174,167	$88,815

7.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Fund.

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly and applied to the Fund’s average daily net assets at an annual rate of 1.00%. In addition, the Advisor has entered into a sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund. For the year ended August 31, 2018, the Fund paid $554,596 in advisory fees.

Fund Services Agreement: The Fund has entered into a Fund Services Agreement (the “Agreement”) with Gemini Fund Services (“GFS”). The Fund shall pay to GFS 45 basis points (0.45%) on assets up to $100 million, 40 basis points (0.40%) on assets $100 million to $250 million, 35 basis points (0.35%) on assets from $250 million to $500 million and 30 basis points (0.30%) on assets

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2018

greater than $500 million. Basis point fees will be calculated based upon the average net assets of the Fund for the previous month. For the year ended August 31, 2018, the Fund incurred $249,568 in fees.

The fees cover operational services such as fund administration, fund accounting and transfer agency services to the Fund as well as other operating expenses. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, an account maintenance fee of 0.25% as compensation for sales, promotional activities and services, and a distribution fee at the rate of 0.75% on an annualized basis of the average net assets are attributable to Service Class Shares of the Fund. The fees are paid to Ceros Financial Services Inc. (the “Distributor” or “Ceros”) an affiliate of the Advisor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Service Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended August 31, 2018, the Fund incurred $397,454 in fees. During the year ended August 31, 2018, Ceros, a registered broker/dealer, executed trades on behalf of the Fund and received $12,256 in trade commissions.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to the Investor Class of the Fund. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.10% of its average daily net assets of the Investor Class and is paid to Ceros to provide compensation for ongoing shareholder servicing and distribution-related activities or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. Ceros is an affiliate of the Advisor. For the year ended August 31, 2018, the Fund incurred $15,714 in fees.

Spectrum Financial Inc., an affiliate of Hundredfold, may provide services to the Fund and receive an annualized fee of 0.25% based on the average daily net assets of the Fund attributable to clients of Spectrum Financial, Inc. who are shareholders of the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. GFS is responsible for these fees.

BluGiant, LLC (“Blu Giant”), an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. GFS is responsible for these fees.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Hundredfold Select Alternative Fund and
Board of Trustees of Northern Lights Fund Trust II

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hundredfold Select Alternative Fund (the “Fund”), a series of Northern Lights Fund Trust II, as of August 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets and statement of changes in net assets for each respective year in the period then ended, including the related notes, and the consolidated financial highlights and financial highlights for each respective year in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 26, 2018

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Hundredfold Select Alternative Fund
EXPENSE EXAMPLE (Unaudited)
August 31, 2018

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period March 1, 2018 – August 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio	March 1, 2018	August 31, 2018	Period (1)
Service Class
Based on actual fund return	2.45%	$1,000.00	$1,008.40	$12.40
Based on hypothetical 5% return	2.45%	1,000.00	1,012.85	12.43
Investor Class
Based on actual fund return	1.55%	1,000.00	1,013.20	7.87
Based on hypothetical 5% return	1.55%	1,000.00	1,017.39	7.88

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by the number of days in the fiscal year (365).

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2018

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 23 and 24, 2018, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Hundredfold Select Alternative Fund (“Hundredfold Select Alternative”), a series of the Trust, and Advisors Preferred, LLC (“Advisors Preferred”) (“Advisors Preferred Advisory Agreement”). The Board further considered the renewal of the sub-advisory agreement between Advisors Preferred and Hundredfold Advisors, LLC (“Hundredfold Advisors”) with respect to Hundredfold Select Alternative (“Hundredfold Sub-Advisory Agreement’), (together, the “Hundredfold Advisory Agreements”).

Based on their evaluation of the information provided by Advisor’s Preferred and Hundredfold Advisor’s, in conjunction with Hundredfold Select Alternative’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement with respect to Hundredfold Select Alternative.

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Hundredfold Advisory Agreements and comparative information relating to the advisory fees and other expenses of Hundredfold Select Alternative. The materials also included due diligence materials relating to Advisors Preferred and Hundredfold Advisors (including due diligence questionnaires completed by Advisers Preferred and Hundredfold Advisors, Advisors Preferred’s and Hundredfold Advisor’s Forms ADV, select financial information of Adviser Preferred, bibliographic information regarding Advisors Preferred’s and Hundredfold Advisor’s key management and investment advisory personnel, and comparative fee information relating to Hundredfold Select Alternative) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Advisors Preferred Advisory Agreement with respect to Hundredfold Select Alternative. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisors Preferred Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisors Preferred Advisory Agreement.

In considering the renewal of the Advisors Preferred Advisory Agreement with respect to Hundredfold Select Alternative, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Advisors Preferred related to the renewal of the Advisors Preferred Advisory Agreement, including its ADV, a description of the manner in which investment decisions are executed and a review of the professional personnel performing services for Hundredfold Select Alternative, including the individuals that primarily monitor and execute investment decisions. The Board discussed the extent of Advisors Preferred’s trade execution capabilities, the quality of its compliance infrastructure and the steps taken to automate compliance processes and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of Advisors Preferred with respect to a series of important questions, including: whether it was involved in any lawsuits or

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2018

pending regulatory actions; whether the management of other accounts would conflict with its management of Hundredfold Select Alternative; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with Hundredfold Select Alternative’s investment limitations and oversight of Hundredfold Advisors and discussed Advisors Preferred compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Advisors Preferred’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board then reviewed the capitalization of Advisors Preferred based on financial information provided by and representations made by a representative of Advisors Preferred and concluded that Advisors Preferred was sufficiently well-capitalized and that its parent had the ability to make additional contributions in order to meet its obligations to Hundredfold Select Alternative, if necessary. The Board noted Advisors Preferred continued to actively research new sources of capital. The Board concluded that Advisors Preferred had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisors Preferred Advisory Agreement and that the nature, overall quality and extent of the management and oversight services provided by Advisors Preferred to Hundredfold Select Alternative were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of Hundredfold Select Alternative as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended June 30, 2018, noting that Hundredfold Select Alternative underperformed its Morningstar category and benchmark, the S&P 500 Index, and outperformed its peer group for the one year period. The Board also noted Hundredfold Select Alternative outperformed both its peer group and Morningstar category, but underperformed its benchmark, for the three, five and since inception periods. The Board concluded that past performance was acceptable and generally in line with its risk level.

Fees and Expenses. As to the costs of the services provided by Advisors Preferred, the Board reviewed and discussed Hundredfold Select Alternative’s advisory fee and total operating expenses as compared to a peer group and its Morningstar category as presented in the Broadridge Report. The Board concluded that, based on Advisors Preferred’s experience, expertise, and services provided to Hundredfold Select Alternative, the advisory fee charged by Advisors Preferred, although higher than average, was not unreasonable. The Board noted that Advisors Preferred is responsible for the payment of the sub-advisory fees payable to Hundredfold Advisors out of the advisory fee paid to Advisors Preferred by Hundredfold Select Alternative. The Board also considered the split of the advisory fee between Advisors Preferred and Hundredfold Advisors noting that Advisors Preferred is responsible for executing trades for the Fund and monitoring and overseeing Hundredfold Advisors, as sub-adviser to Hundredfold Select Alternative. In so doing, the Board noted that Advisors Preferred had committed substantial financial and other resources to the management of Hundredfold Select Alternative. Based on this analysis, the Board determined that the advisory fees were not unreasonable and the split of such fee between Advisors Preferred and Hundredfold Advisors was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Advisors Preferred with respect to Hundredfold Select Alternative based on profitability reports and analyses and selected financial information provided by Advisors Preferred. After review and discussion, the Board concluded that, based on the services provided by Advisors Preferred, the fees paid to Hundredfold Advisors and the projected growth of Hundredfold Select Alternative, anticipated profits from Advisors Preferred’s relationship with Hundredfold Select Alternative were not excessive.

Economies of Scale. As to the extent to which Hundredfold Select Alternative will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Hundredfold Select Alternative, Advisors Preferred’s expectations for growth for Hundredfold Select Alternative, and concluded that any material economies of scale would not be achieved in the near term.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Hundredfold Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i)

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2018

the nature and quality of the investment advisory services to be provided by Hundredfold Advisors, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Hundredfold Advisors; (iii) the performance history of Hundredfold Advisors for Hundredfold Select Alternative; and (iv) Hundredfold Advisors financial condition, history of operations and ownership structure. In considering the renewal of the Hundredfold Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Hundredfold Advisors, the Board noted the experience of the portfolio management and research personnel of Hundredfold Advisors, including its experience in the investment field, education and industry credentials. The Board discussed the financial condition of Hundredfold Advisors and reviewed supporting materials. The Board reviewed the presentation materials prepared by Hundredfold Advisors describing its investment process. The Board discussed Hundredfold Advisors compliance structure and discussed Hundredfold Advisors compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Hundredfold Advisors’ policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board concluded that Hundredfold Advisors had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Hundredfold Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided to Hundredfold Select Alternative were satisfactory.

Performance. The Board, including the Independent Trustees, considered the performance of Hundredfold Select Alternative previously reviewed during its consideration of the Hundredfold Select Alternative’s adviser, Advisors Preferred, and concluded that the performance obtained by Hundredfold Advisors for Hundredfold Select Alternative was satisfactory.

Fees and Expenses. As to the costs of the services provided by Hundredfold Advisors, the Board discussed the sub-advisory fee and considered that Hundredfold Advisors was paid by Advisors Preferred out of its advisory fee and not by Hundredfold Select Alternative. The Board also looked at the advisory fee split between Advisors Preferred and Hundredfold Advisors and concluded that the sub-advisory fee paid to Hundredfold Advisors was reasonable in light of the quality of the services performed by it. The Board also considered, based on statements made and information provided by Advisors Preferred and Hundredfold Advisers that the Hundredfold Sub-Advisory Agreement was negotiated at arm’s-length between Advisors Preferred and Hundredfold Advisors.

Profitability. As to profitability, the Board discussed the sub-advisory fee paid, and expected to be paid to Hundredfold Advisors based on Hundredfold Select Alternative’s current assets. The Board noted that Hundredfold Advisors’ profitability was high, however, it further noted that Hundredfold Advisors’ expenses were extremely low because services and other overhead expenses were donated by Hundredfold Advisors personnel or Spectrum Financial, an affiliate of Hundredfold Advisors, and that Hundredfold Advisors donated substantially all of its revenues, including the sub-advisory fee, to a charitable organization, the Simply Distribute Foundation, which is also the parent company of Hundredfold Advisors. The Board noted the representation from a representative of Hundredfold Advisors that the sub-advisory fee received by Hundredfold Advisors was in fact for performing bona fide services to the Fund. The Board further noted that Hundredfold Advisors received no compensation from Advisors Preferred, other than the sub-advisory fee earned pursuant to the Hundredfold Sub-Advisory Agreement, or from Hundredfold Select Alternative. The Board did note, however, that Spectrum Financial did receive a shareholder servicing fee from Hundredfold Select Alternative for providing services to clients that are invested in the Fund. The Board further noted that the sub-advisory fee was paid by Advisors Preferred out of the advisory fee that it received and not directly by Hundredfold Select Alternative. While the Board did not consider the costs of services provided by Hundredfold Advisors or its profitability to be significant factors, nonetheless, based on all these factors, including the fact that most services and expenses had been donated to Hundredfold Advisors to help further its charitable purpose, the Board concluded that profits from Hundredfold Advisors’ relationship with Hundredfold Select Alternative were not excessive.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2018

Economies of Scale. The Board noted that the sub-advisory fee was not paid by Hundredfold Select Alternative, therefore the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase and rather determined the economies of scale would be evaluated as part of looking at the advisory fee paid to Advisors Preferred.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating the Hundredfold Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from Advisors Preferred and Hundredfold Advisors as the Board believed to be reasonably necessary to evaluate the terms of each of the Hundredfold Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Hundredfold Advisory Agreement separately, (a) the terms of the Hundredfold Advisory Agreement are reasonable; (b) the advisory fee (or sub-advisory fee) is reasonable; and (c) the Hundredfold Advisory Agreement is in the best interests of Hundredfold Select Alternative, and its shareholders. In considering the renewal of each of the Hundredfold Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of each Hundredfold Advisory Agreement was in the best interests of Hundredfold Select Alternative and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Hundredfold Advisory Agreement.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2018

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services).	1	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	1	Board member, Orizon Investment Counsel (2001 to 2017) (financial services company)

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (since 2018); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014) and Secretary (from 2003 to 2018), Manager (from 2005 to 2018), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012).	N/A	N/A
Richard Malinowski 80 Arkay Drive. Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC, (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) and, Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of May 31, 2018 the Trust was comprised of 22 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

Privacy Policy

Rev. July 2018

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    NorthStar EYBA, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

●    FTJ Fundchoice, LLC

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

THIS PAGE INTENTIONALLY LEFT BLANK

PROXY VOTING POLICY

Information regarding how each Fund’s voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-582-8006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-582-8006.

INVESTMENT ADVISOR
Advisors Preferred, LLC
1445 Research Boulevard, #530
Rockville, MD 20850

SUB-ADVISOR
Hundredfold Advisors, LLC
2940 N. Lynnhaven Road, Suite 210A
Virginia Beach, VA 23452

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mr. Keith Rhoades is audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Keith Rhoades is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $18,000

(b)	Audit-Related Fees

2018 - None

(c)	Tax Fees

2018 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2018
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 11/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 11/6/18

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 11/6/18